UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2023

Golden Falcon Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39816	85-2738750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Library Avenue, Suite 204 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

(970) 315-2644

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	GFX.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	GFX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GFX WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the special meeting, on June 22, 2023, Golden Falcon Acquisition Corp. (the “Company”) filed a certificate of amendment to its amended and restated certificate of incorporation, as amended (the “Charter”) which became effective upon filing. A copy of the certificate of amendment to the Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 22, 2023, the Company held a special meeting of stockholders (the “special meeting”). On May 30, 2023, the record date for the special meeting, there were an aggregate of 12,833,579 shares of Class A common stock and Class B common stock of the Company entitled to be voted at the special meeting, approximately 84.48% of which were represented in person or by proxy at the special meeting.

The final results for the matter submitted to a vote of the Company’s stockholders at the special meeting are as follows:

Charter Amendment Proposal

The stockholders approved the proposal to amend the Company’s Charter, in the form set forth as Annex A to the proxy statement (the “Charter Amendment”), to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 22, 2023 to July 24, 2023, and to allow the Company, if needed, without another stockholder vote, upon request by Golden Falcon Sponsor Group, LLC and approval by the Company’s board of directors (the “Board”), to further extend the date by which the Company has to consummate a business combination from July 24, 2023 to August 24, 2023, or such earlier date as determined by the Board (such date actually extended being referred to as the “Extended Date”). The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,840,071	1,601	0	0

As there were sufficient votes to approve the Charter Amendment Proposal, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

Item 8.01. Other Events.

In connection with the votes to approve the Extension, the holders of 3,130,990 shares of Class A common stock of the Company properly exercised their right to redeem their shares for cash.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Golden Falcon Acquisition Corp., dated June 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN FALCON ACQUISITION CORP.

By:	/s/ Makram Azar
Name: Makram Azar Title: Chief Executive Officer

Date: June 28, 2023